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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):

                               January 28, 2000


                   NAVISTAR FINANCIAL SECURITIES CORPORATION
            (Exact name of registrant as specified in its charter)
                  NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                   (Issuer with respect to the Certificates)

                                   Delaware
          (Registrant's state or other Jurisdiction of Incorporation)

                                   333-30737
                           (Commission File Number)

                                  36-3731520
               (Registrant's I.R.S. Employer Identification No.)

                   Navistar Financial Securities Corporation
                               2850 W. Golf Road
                          Rolling Meadows, IL  60008
  (Address of principal executive offices of registrant, including Zip Code)

      Registrant's telephone number, including area code:  (847) 734-4000

 Former name or former address, if changed since last report:  Not applicable

                        Exhibit Index appears on Page 4
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Item 5.  Other Events

     On January 28, 2000, the Navistar Financial Dealer Note Master Trust issued a series of certificates designated the Floating Rate Dealer Note Asset Backed Certificate, Series 2000-VFC. The Series 2000-VFC Certificate is a series of variable funding certificates, meaning that its Funded Amount may be increased or decreased from time to time during the Revolving Period up to the Maximum Funded Amount. The principle characteristics of the Series 2000-VFC Certificate is as follows:

     Certificate Rate: based on CP Rate or 0.625% + Eurodollar Rate
     Closing Date: January 28, 2000
     Expected Payment Date: Distribution Date 6 months after Amortization Period Commencement Date
     Scheduled Amortization Period Commencement Date: February 1, 2001 (subject to extension)
     Initial Funded Amount: $300,000,000
     Maximum Funded Amount: $300,000,000
     Number of classes within Series: One
     Ordinary means of principal repayment: Amortization Period
     Primary source of credit enhancement: Subordination
     Series Termination Date: 36 months after Expected Payment Date
     Servicing Fee Percentage: 1.0%
     Subordination Percentage: 15.5%

     The terms of the Series 2000-VFC Certificate and the definitions of capitalized terms may be found in the Series 2000-VFC Supplement to the Pooling and Servicing Agreement and the Certificate Purchase Agreement, each of which is attached as an exhibit to this report.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 1.1    Certificate Purchase Agreement, dated as of January 28, 2000.

Exhibit 4.1 Series 2000-VFC Supplement, dated as of January 28, 2000, to Pooling and Servicing Agreement.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NAVISTAR FINANCIAL SECURITIES
                                    CORPORATION
                                    (Registrant)


Dated: February 24, 2000            By: /s/ R. Wayne Cain
                                       ---------------------------------
                                    Its: Vice President and Treasurer
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                               INDEX OF EXHIBITS


Exhibit No.    Exhibit
-----------    -------

Exhibit 1.1    Certificate Purchase Agreement, dated as of January 28, 2000.

Exhibit 4.1 Series 2000-VFC Supplement, dated as of January 28, 2000, to Pooling and Servicing Agreement.